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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 21, 2004


                               Getty Realty Corp.
                        ------------------------------
               (Exact name of registrant as specified in charter)



      Maryland                    001-13777                       11-3412575
      --------                    ---------                       ----------
     (State of                   (Commission                    (IRS Employer
   Organization)                 File Number)                Identification No.)



125 Jericho Turnpike, Suite 103
Jericho, New York                                                 11753
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(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:  (516) 478-5400
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

     On May 21, 2004, Getty Realty Corp. announced the declaration of a quarterly common stock dividend of $0.425 per share payable July 8, 2004 to holders of record on June 24, 2004. Getty Realty also announced the results of voting at its annual stockholders meeting, including the election of Directors, approval of the Company's Omnibus Incentive Compensation Plan and ratification of the appointment of PricewaterhouseCoopers, LLP as its auditors for the year ending December 31, 2004. At a meeting of the Board of Directors held immediately following the stockholders' meeting, the Board elected Leo Liebowitz as Chairman and Chief Executive Officer, Andrew M. Smith as President and Secretary, Kevin C. Shea as Executive Vice President and Thomas J. Stirnweis as
Vice President, Treasurer and Chief Financial Officer.   A copy of the press
release announcing these events is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number         Description
99.1           Press Release, dated May 21, 2004, issued by Getty Realty Corp.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Getty Realty Corp.
                                              (Registrant)



Date:  May 21, 2004                       By:  /s/Thomas J. Stirnweis
                                              ------------------------
                                                 Thomas J. Stirnweis
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer



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INDEX TO EXHIBITS

Exhibit          Description

Exhibit 99.1     Press Release, dated May 21, 2004, issued by Getty Realty Corp.